Net Income Per Share	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Net Income Per Share
14. Net Income Per Share

On July 31, 2023, in connection with the separation from JS Global, 138,982,872 ordinary shares of SharkNinja, Inc. were distributed to JS Global shareholders. The distributed share amount of SharkNinja, Inc. is utilized for the calculation of basic and diluted net income per share of the Company for all periods presented prior to the separation and distribution from JS Global. For the years ended December 31, 2023 and 2022, these shares are treated as issued and outstanding for purposes of calculating historical net income per share. For periods prior to the separation and distribution, it is assumed that there are no dilutive equity instruments as there were no equity awards of SharkNinja, Inc. outstanding prior to the separation and distribution.

The following table sets forth the computation of basic and diluted net income per share for the periods presented:

	Years Ended December 31,
	2024	2023	2022

	(in thousands, except share and per share data)
Numerator:
Net income	$438,705	$167,078	$232,354
Denominator:
Weighted-average shares used in computing net income per share, basic	139,935,525	139,025,657	138,982,872
Dilutive effect of RSUs	1,148,328	394,597	—
Weighted-average shares used in computing net income per share, diluted	141,083,853	139,420,254	138,982,872
Net income per share, basic	$3.14	$1.20	$1.67
Net income per share, diluted	$3.11	$1.20	$1.67

Potential ordinary shares of certain performance-based and market-based RSUs of approximately 914,210 for the year ended December 31, 2024, for which all targets required to trigger vesting had not been achieved, were excluded from the calculations of weighted average shares used in computing diluted net income per share.